Exhibit 99.1

OPENWAVE REPORTS SECOND QUARTER FISCAL 2009 FINANCIAL RESULTS

REDWOOD CITY, CA – January 27, 2009 – Openwave Systems Inc. (Nasdaq: OPWV), one of the world’s leading software innovators enabling revenue-generating personalized services which converge the mobile and broadband experience, today announced that revenues for the second fiscal quarter ended December 31, 2008 were $48.1 million, compared with $51.0 million in the prior quarter ended September 30, 2008 and $47.4 million in the December quarter in the preceding year. Bookings for the quarter were $39.3 million.

“Openwave is running more efficiently with effective cost control and improving sales pipeline and channel efforts,” said Ken Denman, CEO of Openwave. “Our customers and partners are making more conservative, incremental purchasing decisions due to the current economic environment, however industry trends are still positive and moving toward Openwave’s products.”

On a GAAP basis, net loss for the second fiscal quarter ended December 31, 2008 was $61.7 million, or $0.74 per share, compared with net loss of $10.5 million, or $0.13 per share, in the prior quarter and a net income of $4.9 million, or $0.06 per share, in the December quarter in the preceding year. GAAP net loss for the quarter includes an impairment to goodwill of $57.0 million.

On a non-GAAP basis, net income, which excludes the impairment of goodwill, amortization of intangibles and other acquisition-related costs, stock-based compensation, costs associated with the stock option review and special investigation, discontinued operations, other-than-temporary impairment of investments and restructuring costs, for the second quarter ended December 31, 2008 was $1.4 million, or $0.02 per share, compared with a net loss of $1.0 million, or $0.01 per share, in the prior quarter and a net loss of $9.3 million, or $0.11 per share, during the December quarter of the prior year. A reconciliation between net income (loss) on a GAAP basis and a non-GAAP basis is provided below in a table immediately following the Condensed Consolidated Statements of Operations.

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Openwave Reports Second Quarter Financial Results	Page 2

Non-GAAP Measure

The Company’s stated results include a non-GAAP measure, non-GAAP net income (loss). Non-GAAP net income (loss) excludes certain items since they are related to unique non-recurring events, such as, costs associated with the stock option review and proxy contest. Additionally, non-GAAP net income (loss) excludes other items since they are non-cash items that other companies exclude, in order to compare the Company with other companies, such as stock-based compensation, and other expenses which would not be helpful to evaluate the Company’s on-going business, such as restructuring costs and discontinued operations. Lastly, non-GAAP net income (loss) excludes non-cash expenses that relate to non-routine events, such as the impairment of goodwill, amortization of intangibles and acquisition-related costs. The Company considers non-GAAP net income (loss) to be an important measure because it provides a useful measure of the operational performance of the Company and is used by the Company’s management for that purpose. In addition, investors often use a measure such as this to evaluate the financial performance of a company. Non-GAAP net income (loss) results are presented for supplemental informational purposes only for understanding Openwave’s operating results. These non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

Conference Call Information

Openwave has scheduled a conference call for 5:00 p.m. eastern time today to discuss its financial results for its second quarter ended December 31, 2008. Interested parties may access the conference call over the Internet through the Company’s web site at www.openwave.com or by telephone at (800) 360-9865 or (913) 312-6674 (international). A replay of the conference call will be available for two weeks beginning at approximately 8:30 p.m. eastern time today by calling 888-203-1112. The replay can be accessed internationally by calling 719-457-0820. Reservation number: 6843104.

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Openwave Reports Second Quarter Financial Results	Page 3

A live webcast of the call, together with supplemental financial information, will also be available on the Quarterly Earnings section of Openwave’s website at http://investor.Openwave.com/ for at least 12 months.

About Openwave

Openwave Systems Inc. (Nasdaq: OPWV) is one of the world’s leading innovators of software applications and infrastructure designed to enable revenue-generating, personalized services, including mobile analytics, content adaptation, mobile and broadband advertising, and a suite of unified messaging solutions.

As the communications industry intersects with the Internet, Openwave software enables service providers to converge services, increasing the value of their networks by accelerating time to market and reducing the cost and complexity associated with new service deployment. Openwave’s unique product portfolio provides a complete range of mobile internet service management, messaging, and location based solutions. Openwave is a global company with a blue chip customer base spanning North America, Latin America, Australia and New Zealand, Asia, Africa, Europe, and the Middle East. Openwave is headquartered in Redwood City, California. For more information please visit www.openwave.com.

Openwave is a trademark of Openwave Systems Inc. All other trademarks are the properties of their respective owners.

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1943 and Section 27A of the Securities Act of 1933, including, but not limited to, material contained in quotations, increased demand for some of the Company’s products and expectations, plans or prospects for Openwave Systems Inc. that are based upon the current expectations and beliefs of Openwave’s management. These forward-looking statements are subject to many risks and uncertainties that could cause actual results to differ materially from those projected. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Openwave assumes no obligation to update the forward-looking statements included in this press release.

In particular, the following factors, among others, could cause actual results to differ materially from those projected: (a) the ability to make changes in business strategy, development plans and product offerings to respond to the needs of our current, new and potential customers, suppliers and strategic partners; (b) the ability to improve sales productivity; (c) the ability to continue to sell our existing products and enhancements; (d) the ability to develop and commercialize new products; (e) risks associated with the development and licensing of software generally, including potential delays in software development and technical difficulties that may be encountered in the development or use of our software; (f) increased global competition and pricing pressure on our products; (g) the unknown effects of management changes; and (h) the loss of key personnel.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008, its Quarterly Report on Form 10-Q for the period ended September 30, 2008 and any subsequently filed reports. All documents also are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Openwave’s website at www.openwave.com.

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Openwave Reports Second Quarter Financial Results	Page 4

For More Information:

Investor Relations	Public Relations
Mike Bishop	Paula Holland
The Blueshirt Group	Openwave Systems Inc.
mike@blueshirtgroup.com	Paula.Holland@openwave.com
Tel: 415-217-4968	Tel: 650-480-5640

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OPENWAVE SYSTEMS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS-UNAUDITED

(In thousands)

	December 31, 2008	June 30, 2008
Assets
Current Assets:
Cash, cash equivalents and short-term investments	$83,391	$224,809
Restricted cash	—	42
Accounts receivable, net	54,618	78,550
Prepaid and other current assets	27,930	33,404
Insurance receivable for legal settlement	—	15,000
Amounts receivable from sales of discontinued operations	75	12,294

Total current assets	166,014	364,099
Property and equipment, net	11,003	13,941
Long-term investments and restricted cash and investments	35,623	52,419
Deposits and other assets	8,657	7,762
Goodwill and intangible assets, net	4,958	66,523

Total assets	$226,255	$504,744

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$4,221	$4,918
Accrued liabilities	21,171	46,329
Accrued legal settlement	—	20,000
Accrued restructuring costs	12,226	13,845
Deferred revenue	42,592	48,239
Convertible subordinated notes, net	—	149,842

Total current liabilities	80,210	283,173
Accrued restructuring costs, less current portion	37,764	41,927
Deferred revenue, less current portion	20,008	17,655
Deferred rent obligations and long-term taxes payable	5,093	7,876
Deferred tax liabilities, net	—	98

Total liabilities	143,075	350,729
Stockholders’ equity	83,180	154,015

Total liabilities and stockholders’ equity	$226,255	$504,744

OPENWAVE SYSTEMS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS-UNAUDITED

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31, 2008	September 30, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Revenues:
License	$13,849	$14,327	$10,433	$28,176	$23,052
Maintenance and support	15,917	16,378	17,580	32,295	36,137
Services	18,298	20,340	19,415	38,638	41,209

Total revenues	48,064	51,045	47,428	99,109	100,398

Cost of revenues:
License	475	1,154	1,003	1,629	1,838
Maintenance and support	4,507	4,241	5,613	8,748	11,958
Services	13,439	14,447	15,335	27,886	31,917
Amortization of intangible assets	1,103	1,129	1,270	2,232	2,559

Total cost of revenues	19,524	20,971	23,221	40,495	48,272

Gross profit	28,540	30,074	24,207	58,614	52,126

Operating Expenses:
Research and development	11,929	12,160	12,299	24,089	24,498
Sales and marketing	10,032	10,744	17,915	20,776	35,335
General and administrative	7,808	10,620	9,904	18,428	23,623
Restructuring and other related costs	427	1,903	328	2,330	1,536
Acquisition-related costs and amortization	152	152	406	304	548
Impairment of goodwill	57,012	—	—	57,012	—

Total operating expenses	87,360	35,579	40,852	122,939	85,540

Operating loss from continuing operations	(58,820)	(5,505)	(16,645)	(64,325)	(33,414)
Interest and other income (expense), net	(1,436)	(6,496)	2,479	(7,932)	5,383

Pre-tax loss from continuing operations	(60,256)	(12,001)	(14,166)	(72,257)	(28,031)
Income taxes	1,029	503	493	1,532	1,136

Net loss from continuing operations	(61,285)	(12,504)	(14,659)	(73,789)	(29,167)
Net income (loss) from discontinued operations, net of tax	(371)	—	3,078	(371)	3,441
Gain on sale of discontinued operations	—	2,000	16,455	2,000	16,455

Net income (loss)	$(61,656)	$(10,504)	$4,874	$(72,160)	$(9,271)

Basic and diluted net income (loss) per share from:
Continuing operations	$(0.74)	$(0.15)	$(0.18)	$(0.89)	$(0.35)
Discontinued operations	—	0.02	0.24	0.02	0.24

Net income (loss) per share	$(0.74)	$(0.13)	$0.06	$(0.87)	$(0.11)

Shares used in basic and diluted net income (loss) per share	82,855	82,773	82,397	82,814	82,310
Stock-based compensation by category:
Maintenance and support	$35	$72	$318	$107	$484
Services	179	166	509	345	779
Research and development	377	250	757	627	1,079
Sales and marketing	166	132	856	298	1,650
General and administrative	172	351	797	523	1,453
Discontinued operations	—	—	326	—	607

	$929	$971	$3,563	$1,900	$6,052

OPENWAVE SYSTEMS INC.

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31, 2008	September 30, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Reconciliation between GAAP and Non-GAAP net income (loss):
Net income (loss)	$(61,656)	$(10,504)	$4,874	$(72,160)	$(9,271)
Exclude:
Restructuring and other related costs	427	1,903	328	2,330	1,536
Acquisition-related costs and amortization(a)	1,255	1,281	1,676	2,536	3,107
Amortization of stock-based compensation	929	971	3,237	1,900	5,445
Professional fees associated with unusual events(b)	743	2,004	337	2,747	1,711
Retention bonuses related to strategic alternatives	—	—	—	—	3,113
Discontinued operations, net of tax	371	(2,000)	(19,533)	(1,629)	(19,896)
Other-than-temporary impairments of investments	2,536	5,632	124	8,168	124
Impairment of goodwill	57,012	—	—	57,012	—
Tax impact of reconciling items(c)	(267)	(293)	(327)	(560)	(711)

Non-GAAP net income (loss)	$1,350	$(1,006)	$(9,284)	$344	$(14,842)

GAAP net income (loss) per share - diluted	$(0.74)	$(0.13)	$0.06	$(0.87)	$(0.11)
Exclude:
Restructuring and other related costs	$0.01	$0.02	$—	$0.03	$0.02
Acquisition-related costs and amortization(a)	$0.01	$0.02	$0.02	$0.03	$0.03
Amortization of stock-based compensation	$0.01	$0.01	$0.04	$0.02	$0.07
Professional fees associated with unusual events(b)	$0.01	$0.02	$0.01	$0.03	$0.02
Retention bonuses related to strategic alternatives	$—	$—	$—	$—	$0.04
Discontinued operations, net of tax	$—	$(0.02)	$(0.24)	$(0.02)	$(0.24)
Other-than-temporary impairments of investments	$0.03	$0.07	$—	$0.10	$—
Impairment of goodwill	$0.69	$—	$—	$0.69	$—
Tax impact of reconciling items(c)	$—	$—	$—	$(0.01)	$(0.01)

Non-GAAP net income (loss) per share - diluted	$0.02	$(0.01)	$(0.11)	$—	$(0.18)

Shares used in computing diluted earnings per share	82,855	82,773	82,397	82,814	82,310

(a)	Acquisition-related costs relates to retention-based consideration under the terms of the Widerweb and Solomio acquisitions. Amortization relates to acquired intangible assets.

(b)	Relates to legal fees regarding the stock option lawsuits and special investigation, net of insurance reimbursements.

(c)	The tax impact relates to amortization of intangibles and tax benefits related to stock-based compensation.

OPENWAVE SYSTEMS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS-UNAUDITED

(in thousands)

	Three Months Ended			Six Months Ended
	December 31, 2008	September 30, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Operating activities:
Net income (loss)	$(61,656)	$(10,504)	$4,874	$(72,160)	$(9,271)
Gain on sale of discontinued operation	—	(2,000)	(16,455)	(2,000)	(16,455)
Reconciling items:
Depreciation, amortization of intangibles and stock-based compensation	3,781	3,770	8,719	7,551	16,419
Non-cash restructuring charges	429	682	513	1,111	1,045
Provision for (recovery of) doubtful accounts	(202)	37	(646)	(165)	(1,419)
Other non-cash items, net	63	147	(633)	210	(1,431)
Payment of legal settlement	(5,000)	—	—	(5,000)	—
Other-than-temporary impairments of investments	2,536	5,632	124	8,168	124
Goodwill impairment	57,012	—	—	57,012	—
Changes in operating assets and liabilities	(4,477)	(687)	(14,185)	(5,164)	(17,147)

Net cash used for operating activities	(7,514)	(2,923)	(17,689)	(10,437)	(28,135)

Investing activities:
Purchases of property and equipment, net	(23)	(477)	(1,418)	(500)	(3,335)
Proceeds from sale of non-operating assets	—	—	—	—	1,065
Sale of discontinued operation, net	1,916	9,718	39,382	11,634	39,382
Payments and restricted cash related to prior acquisitions	—	—	(546)	—	(546)
Proceeds of investments, net	10,264	8,969	8,814	19,233	65,484
Reclass of cash equivalents to short term investments	—	—	(9,796)	—	(9,796)
Restricted cash and investments	—	—	420	—	225

Net cash provided by investing activities	12,157	18,210	36,856	30,367	92,479

Financing activities:
Payment on notes payable	—	(150,000)	(113)	(150,000)	(113)
Net proceeds from issuance of common stock	—	—	30	—	88
Cash used to repurchase stock from employees	—	—	—	—	(505)
Employee stock purchase plan	73	—	536	73	536

Cash provided by (used for) financing activities	73	(150,000)	453	(149,927)	6

Net increase (decrease) in cash and cash equivalents	4,716	(134,713)	19,620	(129,997)	64,350
Cash and cash equivalents at beginning of period	61,437	196,150	130,829	196,150	86,099

Cash and cash equivalents at end of period, including discontinued operations	$66,153	$61,437	$150,449	$66,153	$150,449